Short-term Investments - Available for sale debt securities - Due in one year (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Short-term Investments
Amortized Cost	¥ 19,544,915		¥ 6,289,405
Gross Unrealized Gains	55,198		29,613
Gross Unrealized Losses	(421)		(4)
Fair Value (Net Carrying Amount)	¥ 19,599,692	$ 2,802,719	¥ 6,319,014